UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2021 (August 1, 2021)

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOMN	The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On August 1, 2021, Sky Harbour LLC (“SHG” or “Sky”), a Delaware limited liability company and Yellowstone Acquisition Company (“Yellowstone” and after the Closing, “PubCo”), entered into a definitive equity purchase agreement (the “Equity Purchase Agreement”), which was subsequently announced on August 2, 2021.  Immediately thereafter, BOC YAC Funding LLC, a Delaware limited liability company (“BOC YAC”), a wholly owned subsidiary of Boston Omaha Corporation (“Boston Omaha”), entered into a Series B Preferred Unit Purchase Agreement (the “Series B Purchase Agreement”) with SHG, which was also subsequently announced.

As part of the transaction, BOC YAC has agreed to invest $55 million directly into SHG, and upon the successful consummation of the business combination between SHG and Yellowstone, this investment will convert into 5,500,000 shares of the post-combination public company’s Class A Common Stock, valued at $10.00 per share (the “BOC Initial Investment”).  This investment, which will be funded into escrow and is expected to be released to SHG prior to the closing of the business combination, is contingent upon SHG raising at least $80 million in a private activity bond offering. In the event the business combination is not consummated, Boston Omaha’s investment will remain as Series B Preferred units of SHG.

In addition to the approximately $138 million raised in connection with Yellowstone’s initial public offering and associated private placement currently held in trust (the “Trust Account”), and BOC YAC’s  above referenced $55 million investment, Boston Omaha has agreed to provide to SHG a backstop (consisting of securities and/or cash) valued at up to an additional $45 million through the purchase of additional shares of Yellowstone Class A common stock at a price of $10 per share immediately prior to the consummation of the business transaction only to the extent necessary to meet the minimum investment condition of $150 million in cash and securities to SHG at the closing (the “Back-Stop Financing”).  The Back-Stop Financing will occur if  (i) the amount of cash available in the Trust Account immediately prior to Closing after deducting only the amounts payable to Yellowstone stockholders who have validly redeemed their Yellowstone Class A common stock (in all cases after taking into account amounts to be paid in respect of (x) the Deferred Underwriting Commission being held in the Trust Account, and (y) any other transaction expenses of Yellowstone), plus (ii)the BOC Initial Investment, and (iii) any additional financing amounts (including through a PIPE) actually received prior to or substantially concurrently with the Closing  (the sum of (i), (ii) and (iii)), is less than $150 million.

The transactions contemplated by the Equity Purchase Agreement are referred to herein collectively as the “Business Combination”. A Form 8-K has been filed by Yellowstone which describes the material terms of the Equity Purchase Agreement and related agreements, which are filed as exhibits therewith. Capitalized terms used in this Form 8-K but not otherwise defined herein have the meanings given to them in the Series B Purchase Agreement and the Support and Voting Agreement.

Item 1.01 Entry Into A Material Definitive Agreement.

Series B Purchase Agreement

Under the terms of the Series B Purchase Agreement, BOC YAC agreed to pay $55 million for 8,409 units of Series B preferred units issued by SHG.  The investment will convert into 5,500,000 shares of post combination public company’s Class A common stock upon the consummation of the Business Combination, at a price of $10.00 per share. The Series B preferred units provide for customary antidilution protection and certain other protective covenants, as described below.  This investment, which will be funded into escrow and is expected to be released to SHG prior to the closing of the business combination, is contingent upon SHG raising at least $80 million in a private activity bond offering.

In the event that the Business Combination is not consummated, then the Series B preferred units acquired by BOC YAC will entitle it to certain rights, including the following:

●	Senior liquidation preference among equity holders;
●	A reduction in the pre-money valuation of SHG from $450 million to $405 million;
●	Registration rights along with other holders of equity securities;
●	Redemption rights after 3 years;
●	Antidilution protection;
●
A warrant to purchase up to an additional 804.9 common units at the same purchase price which warrant remains in effect for 10 years or the earlier of the date that all Series B preferred units are redeemed or SHG conducts a public offering and the share price exceeds 150% of the purchase price paid for the common units;

●
A second warrant which may be issued if SHG raises $250 million or more in an equity or convertible debt financing for a number of Units to be equal to (a) $34,000,000 divided by (b) the lower of (x)(i) $450M divided by (ii) the sum of the number of founder units and Series A Units outstanding plus the aggregate number of incentive units available for issuance immediately prior to Closing, and (y) the weighted average purchase price per Common Unit equivalent of equity and convertible securities purchased in any alternative equity financing giving rise to the issuance of the warrant at an exercise price equal to the weighted average purchase price per Common Unit equivalent of equity and convertible securities purchased in any alternative equity financing;

●	A premium payment of 30-50% of the price paid for the Series B preferred units in the event SHG elects to redeem the Series B Preferred and BOC YAC elects not to convert to common units; and
●	Certain protective provisions and other provisions customary for these types of transactions.

Voting and Support Agreement

In connection with the Business Combination, Boston Omaha and each of BOC Yellowstone LLC and BOC Yellowstone II LLC (collectively, the “Sponsor”) also entered into a Voting and Support Agreement which provides for the Back-Stop Financing as well as an agreement by the Sponsors to vote in favor of the Business Combination.

The Back-Stop Financing commitment obligates Boston Omaha to provide to SHG a backstop (consisting of securities and/or cash) valued at up to an additional $45 million through the purchase of additional shares of Yellowstone Class A common stock at a price of $10 per share immediately prior to the consummation of the business transaction only to the extent necessary to meet the minimum investment condition of $150 million in cash and securities to SHG at the closing.  The Back-Stop Financing will occur if  (i) the amount of cash available in the Trust Account immediately prior to Closing after deducting only the amounts payable to Yellowstone stockholders who have validly redeemed their Yellowstone Class A common stock (in all cases after taking into account amounts to be paid in respect of (x) the Deferred Underwriting Commission being held in the Trust Account, and (y) any other transaction expenses of Yellowstone), plus (ii) the BOC Initial Investment, and (iii) any additional financing amounts (including through a PIPE) actually received prior to or substantially concurrently with the Closing (the sum of (i), (ii) and (iii), is less than $150 million.

Each of the Series B Purchase Agreement and the Voting and Support Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, are incorporated herein by reference, and the foregoing description of each of the Series B Purchase Agreement and the Voting and Support Agreement are qualified in their entirety by reference to the full text of each such agreement.  Each of these agreements provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Series B Purchase Agreement were made as of the execution date of the Series B Purchase Agreement only and are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Series B Purchase Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Series B Purchase Agreement. Moreover, certain representations and warranties in the Series B Purchase Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in either agreement as characterizations of the actual statements of fact about the parties.

Item 7.01 Regulation FD Disclosure.

On August 2, 2021 Boston Omaha issued a press release announcing the execution of the Series B Purchase Agreement and the Voting and Support Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information

Yellowstone intends to file a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proposed Business Combination, Yellowstone will mail the definitive proxy statement and other relevant documents to its stockholders. This communication does not contain all the information that should be considered concerning the Business Combination. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed Business Combination. Yellowstone’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, any amendments thereto, and the definitive proxy statement in connection with Yellowstone’s solicitation of proxies for the special meeting to be held to approve the Business Combination as these materials will contain important information about Sky and Yellowstone and the proposed the Business Combination. The definitive proxy statement will be mailed to the stockholders of Yellowstone as of a record date to be established for voting on the Business Combination. Such stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at http://www.sec.gov.

Participants in the Solicitation

Yellowstone, Sponsor and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Yellowstone’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Yellowstone’s directors and officers in Yellowstone’s filings with the SEC, including Yellowstone’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 12, 2021, as amended on May 24, 2021 and such information and names of Sky’s directors and executive officers will also be in the proxy statement of Yellowstone for the Business Combination. Stockholders can obtain copies of Yellowstone’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

Sky and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from Yellowstone’s stockholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact contained in this communication including, without limitation, statements regarding Boston Omaha’s, Yellowstone’s or Sky’s financial position, business strategy and the plans and objectives of management for future operations; anticipated financial impacts of the Business Combination; the satisfaction of the closing conditions to the Business Combination; and the timing of the completion of the Business Combination, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Boston Omaha’s, Yellowstone’s and Sky’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Equity Purchase Agreement or could otherwise cause the Business Combination to fail to close; (ii) the outcome of any legal proceedings that may be instituted against Yellowstone and Sky following the execution of the Equity Purchase Agreement and the Business Combination; (iii) any inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of Yellowstone or other conditions to closing in the Equity Purchase Agreement; (iv) the failure of Sky to raise at least $80,000,000 in gross proceeds from its planned private activity bond financing; (v) the inability to maintain the listing of the shares of common stock of the post-acquisition company on The Nasdaq Stock Market following the Business Combination; (vi) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (vii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (viii) costs related to the Business Combination; (ix) changes in applicable laws or regulations; (x) the possibility that Sky or the combined company may be adversely affected by other economic, business, and/or competitive factors; (xi) potential future dilution in BOC YAC’s equity holdings in Sky, and (xi) other risks and uncertainties indicated in the proxy statement, including those under the section entitled “Risk Factors”, and in Boston Omaha’s and Yellowstone’s other filings with the SEC.

Boston Omaha cautions that the foregoing list of factors is not exclusive. Boston Omaha cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of Boston Omaha’s Annual Report on Form 10-K for the year ended December 31, 2020, as amended and filed with the SEC. Boston Omaha’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, Boston Omaha disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Further, Sky Harbour Capital LLC (the “Bond Borrower”), a subsidiary of Sky, expects to raise capital through a municipal bond offering.  That bond offering is being made through a Preliminary Offering Statement (“POS”), which contains a number of disclosures regarding the Bond Borrower and its subsidiaries, which will comprise the obligated group (the “Obligated Group”) for such bonds.   The POS disclosure includes projections regarding the future business obligations of the Obligated Group and other disclosure pertaining to the Obligated Group.  Because the POS disclosure has been drafted to convey information concerning only the Obligated Group, such disclosure should not be relied upon in making an investment decision regarding Yellowstone or the Company.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Series B Preferred Unit Purchase Agreement
10.2	Voting and Support Agreement
99.1	Press release dated August 2, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger,
Chief Financial Officer

Date: August 3, 2021

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